UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2018

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (469) 573-6755

(Former name or former address, if changed since last report)
Not Applicable

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 (e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2018, the Compensation Committee of the Board of Directors (the “Committee”) of Green Brick Partners, Inc., a Delaware corporation (the “Company”), granted each of James R. Brickman, the Company’s Chief Executive Officer, and Jed Dolson, the Company’s President of Texas Region, an Other Stock-Based Award and a Performance Compensation Award, in each case, under the Company’s 2014 Omnibus Equity Incentive Plan (as amended, the “Plan”) and, in connection therewith, entered into an Other Stock-Based Award Award Agreement and Performance Compensation Award Award Agreement  (each an “Agreement” and collectively, the “Agreements”), which Agreements establish the terms and conditions of those awards, including the performance period and the applicable performance measures to be used in determining whether and to what extent, if any, the award is earned and amounts payable thereunder, if any.  Any amounts earned and payable under the Other Stock-Based Award Award Agreement will be paid in shares of the Company’s common stock while any amounts earned and payable under the Performance Compensation Award Award Agreement will be paid in cash, in each case, subject to the executive’s continued employment through the payment or issuance date, as applicable. The number of shares of the Company’s common stock payable under the Other Stock-Based Award Award Agreement is determined by taking the actual amount of the award earned under the Agreement and dividing such amount by the Fair Market Value (as defined in the Plan) of a share of the Company’s common stock on the date that is two business days after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The performance period under each award for Mr. Brickman is the 2018 calendar year and the performance measure under each Agreement for Mr. Brickman is the attainment of specified levels of pre-tax income by the Company (“Company Pre-Tax Income”). Neither of Mr. Brickman’s awards will be paid if a threshold level of Company Pre-Tax Income for the performance period is not attained. If Company Pre-Tax Income for the performance period is at least a specified level of Company Pre-Tax Income (the “threshold level”) but less than another specified level of Company Pre-Tax Income (the “target level”), Mr. Brickman will receive an amount equal to $350,000 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement. If Company Pre-Tax Income for the performance period is at least the target level, Mr. Brickman will receive an amount equal to $700,000 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement. These goals were set at challenging levels that are reasonably attainable if the Company meets its performance objectives.

The performance period under each award for Mr. Dolson is the 2018 calendar year and the performance measures under each Agreement for Mr. Dolson are (i) the attainment of specified levels of Company Pre-Tax Income, (ii) the attainment of specified levels of pre-tax income by the Company’s Texas controlled builders (“Texas Controlled Builders Pre-Tax Income”) and (iii) the attainment of specified levels of pre-tax income related to the Company’s land development (“Land Development Income”). The total award amounts pursuant to the Agreements are payable to Mr. Dolson as follows:

•
Neither of Mr. Dolson’s awards will be paid if a threshold level of Company Pre-Tax Income, Texas Controlled Builders Pre-Tax Income and Land Development Income for the performance period are not attained.

•
If Company Pre-Tax Income for the performance period is at least a specified level (“threshold level of Company Pre-Tax Income”) but less than another specified level of Company Pre-Tax Income (the “target level of Company Pre-Tax Income”), Mr. Dolson will receive an amount equal to $68,750 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement. If Company Pre-Tax Income for the performance period is at least the target level of Company Pre-Tax Income, Mr. Dolson will receive an amount equal to $137,500 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement.

•
If Texas Controlled Builders Pre-Tax Income for the performance period is at least a specified level (“threshold level of Texas Controlled Builders Pre-Tax Income”) but less than another specified level of Texas Controlled Builders Pre-Tax Income (the “target level of Texas Controlled Builders Pre-Tax Income”), Mr. Dolson will receive an amount equal to $137,500 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement. If Texas Controlled Builders Pre-Tax Income for the performance period is at least the target level of Texas Controlled Builders Pre-Tax Income, Mr. Dolson will receive an amount equal to $275,000 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement.

•
If Land Development Income for the performance period is at least a specified level (“threshold level of Land Development Income”) but less than another specified level of Land Development Income (the “target level of Land Development Income”), Mr. Dolson will receive an amount equal to $68,750 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement. If Land Development Income for the performance period is at least the target level of Land Development Income, Mr. Dolson will receive an amount equal to $137,500 under each Agreement, subject to the Committee’s exercise of negative discretion as permitted under the terms of the Plan and each Agreement.

These goals were set at challenging levels that are reasonably attainable if the Company meets its performance objectives.

The preceding description of the Agreements is qualified in its entirety by reference to the full text of such Agreements, a form of which is attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Other Stock-Based Award Award Agreement
10.2	Form of Performance Compensation Award Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:          April 3, 2018